SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 1999

                                LOEHMANN'S, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

   Delaware                        0-28410                       22-2341356
   --------                        -------                       ----------
(State or other                  (Commission                   (IRS Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)

2500 Halsey Street
Bronx, New York                                                    10461
------------------                                                 -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (718) 409-2000
                                                    --------------

                                 Not applicable
                                 --------------

                                     Page 1
                       This document consists of 5 pages.
           The exhibit index is contained on page 4 of this document.

Item 5.  Other Events.

         On May 25, 1999, Loehmann's, Inc. (the "Company") issued a press release attached as Exhibit 99 hereto that announced that the Company's common stock will be delisted from the Nasdaq Stock Market, effective at the close of business on May 27, 1999.

Item 7.  Exhibits.

         (c)      Exhibits.

                  99 Press Release, dated May 25,1999, announcing that the common stock of the Company will be delisted from the Nasdaq Stock Market, effective at the close of business on May 27, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           LOEHMANN'S, INC.


                                           By: /s/ Robert Glass
                                               ----------------
                                               Name:  Robert Glass
                                               Title: President

Dated: May 25, 1999

                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                             Numbered
Number    Exhibit                                                   Page
-------   -------                                                   ------------
99        Press Release, dated May 25, 1999,                        5
          announcing that the Company's common stock will be delisted from the Nasdaq Stock Market, effective at the close of business on May 27, 1999.